SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-12
Electronic Systems Technology, Inc. (Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 4, 2010

Dear Stockholder:

The Annual Meeting of Stockholders of Electronic Systems Technology, Inc. (EST), a Washington Corporation, will be held at Red Lion Hotel at Columbia Center, Kennewick, Washington on Friday, June 4, 2010 at 3:00 p.m. Pacific time for the following purposes:

                             1. To elect a member of the Board of Directors
                            2. To ratify the selection of Moe O’Shaughnessy & Associates, P.S., as independent auditor and tax service provider for the Corporation
                            3. To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Stockholders of record at the close of business on April 23, 2010 are entitled to notice of, to attend and to vote at the meeting.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T.L. KIRCHNER

T.L. Kirchner, President

May 3, 2010 / Approximate Date of mailing to Stockholders

IMPORTANT:  Whether or not you plan to attend the meeting, please execute and return the enclosed proxy.  A return envelope is enclosed for your convenience.  Prompt return of the proxy will assure a quorum and save the Corporation unnecessary expense.  At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Corporation entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Corporation at 415 N. Quay St., Bldg B1, Kennewick, Washington 99336, and shall be produced and kept open at the time and place of the meeting.  During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
415 N. Quay Street, Bldg B1
Kennewick, Washington 99336
(509) 735-9092

PROXY STATEMENT
Relating to
ANNUAL MEETING OF SHAREHOLDERS
to be held on June 4, 2010

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc. a Washington corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 4, 2010, Pacific time, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.  This Proxy Statement is first being mailed to shareholders on or about May 3, 2010.  The Annual Report of the Corporation for the year ending December 31, 2009 was mailed to stockholders prior to the mailing of this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

PURPOSES OF ANNUAL MEETING

Election of Director

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of John Schooley as director to the Corporation's Board of Directors to serve for a three year term.  See "Election of Directors."

Ratification of Auditor

At the Annual Meeting, shareholders will be asked to ratify the selection of Moe O’Shaughnessy & Associates, P.S. as independent auditor and tax service provider for the Corporation for the fiscal year ending December 31, 2010.  See "Approval of Auditors."

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof. See "Other Matters".

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 23, 2010 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 5,158,667 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted: (1) FOR election of John Schooley to the Corporation's Board of Directors, (2) FOR the ratification of the selection of Moe O’Shaughnessy & Associates, P.S., as independent auditor and tax service provider; (3) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person or delivering instruction to the Corporation via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1. ELECTION OF DIRECTOR

It is intended that the proxies solicited hereby will be voted for election of the nominee for director listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominee will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of current directors of Class I expire with the 2012 Annual Meeting, terms of current directors of Class II expire with the 2010 Annual Meeting, and the terms of current directors in Class III expire with the 2011 Annual Meeting.

Nominees

The nominees for Class II director whose term, if elected, will expire in 2013 and certain additional information with respect to the nominee is as follows:

Nominee Name, Position with the Corporation, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS II - Three Year Term Expiring June 2010

John L. Schooley: Mr. Schooley is a Director of the Company. During the past five years, Mr. Schooley was the former owner and President of Remtron, Inc. in San Diego, California. Remtron, Inc. manufactures advanced radio control and telemetry systems for the industrial marketplace. Mr. Schooley does not serve as director of any other company that is registered under the Securities Exchange Act.

Age: 70
Shares Beneficially Owned: 135,000
Percent of Class: 2.6
A Director Since: 1993
Shares beneficially owned do not include 75,000 shares subject to options granted 2-22-08, 2-19-09 and 2-19-10.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS OF THE CORPORATION

2. RATIFICATION OF AUDITOR

Moe O’Shaughnessy & Associates, P.S., independent public accountants, have been recommended by the Corporation’s Audit Committee, and therefore selected by Corporation’s Board of Directors, as the independent auditor and tax service provider for the Corporation for the fiscal year ending December 31, 2010, subject to approval by the shareholders. Moe O’Shaughnessy & Associates, P.S. has served as the independent auditor and tax service provider for the Corporation since the fiscal year ended December 31, 1984. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditor and tax service provider. Moe O’Shaughnessy & Associates, P.S., will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 2

3. OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE:

CLASS I - Three Year Term Expiring June 2012

Melvin H. Brown: Mr. Brown is a Director of the Company. During the last five years Mr. Brown has been the owner and President of Manufacturing Services, Inc until his retirement in late 2006. Manufacturing Services provides electronic design and manufacturing solutions. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.

Age: 80
Shares Beneficially Owned: 76,500
Percent of Class: 1.5
A Director Since: 1985
Shares beneficially owned do not include 75,000 shares subject to options granted 2-22-08, 2-19-09 and 2-19-10.

Jon Correio: Mr. Correio is the Vice President of finance and administration, Secretary/Treasurer and a Director of the Company. During the last five years Mr. Correio has been a full time employee of the Company, whose primary duties are to oversee the finance and administration functions of the Company. Mr. Correio does not serve as a director for any other company registered under the Securities Exchange Act.

Age: 42
Shares Beneficially Owned: 2,000
Percent of Class: 0
A Director Since: 2001
Shares beneficially owned do not include 75,000 shares subject to options granted 2-22-08, 2-19-09 and 2-19-10.

Robert Southworth: Mr. Southworth is a Director of the Company. Mr. Southworth is a retired Senior Patent Attorney with the U. S. Department of Energy in Richland, Washington. His primary duties with the Department of Energy were the preparation and prosecution of domestic and foreign patent applications in such fields as nuclear reactors, fuel reprocessing, waste management and energy related fields of solar, wind, and fossil fuels. Mr. Southworth does not serve as a director of any other company that is registered under the Securities Exchange Act

Age: 66
Shares Beneficially Owned: 0
Percent of Class: 0
A Director Since: 1985
Shares beneficially owned do not include 75,000 shares subject to options granted 2-22-08, 2-19-09 and 2-19-10.

CLASS III - Three Year Term Expiring June 2011

T.L. Kirchner: Mr. Kirchner is founder, President and a Director of the Company. During the last five years Mr. Kirchner devoted 100% of his time to the management of the Company. His primary duties are to oversee the management and marketing functions of the Company. Mr. Kirchner does not serve as a director for any other company registered under the Securities Exchange Act.

Age: 61
Shares Beneficially Owned: 403,488
Percent of Class: 7.8
A Director Since: 1985
Shares beneficially owned do not include 75,000 shares subject to options granted 2-22-08, 2-19-09 and 2-19-10.

Michael S. Brown: Mr. Brown is a Director of the Company. He has been with Manufacturing Services, Inc. since 1998 and became President in April 2006. Previously Mr. Brown held management positions with Cadence Design Systems and Wyse Technology. Manufacturing Services provides electronic design and manufacturing solutions. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.

Age: 57
Shares Beneficially Owned: 0
Percent of Class: 0
A Director Since: 2007

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 23, 2010, the amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by each person who, to the best knowledge of the Corporation, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature ofBeneficial Ownership	Percent of Class
Common	Paul D. Sonkin 460 Park Avenue, 12th Floor New York NY 10022	1,090,915	21.1%
Common	EDCO Partners LLLP 4605 Denice Drive Englewood CO 80111	420,923	8.1%
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488 (2)(3)	7.8%

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Corporation.  The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has stock options to acquire 75,000 shares of Electronic Systems Technology, Inc. Common Stock: Options for 25,000 shares, granted February 22, 2008, options for 25,000 shares, granted February 19, 2009 and options for 25,000 shares, granted February 19, 2010.

(3) Does not include options granted. See footnote (2) above.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 23, 2010, amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by Management, including officers and directors of the Corporation.

Title of Class	Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	T.L. Kirchner (Officer & Director)	403,488 (1)	7.8%
Common	Robert Southworth (Director)	0 (1)	0.0%
Common	Melvin H. Brown (Director)	76,500 (1)	1.5%
Common	Michael S. Brown (Director)	0	0.0%
Common	Jon Correio (Officer & Director)	2,000 (1)	0.0%
Common	John Schooley (Director)	135,000 (1)	2.6%
Common	D.B. Strecker (VP of Engineering)	24,719 (1)	0.5%

(1) Does not include stock options as granted 2-22-08, 2-19-09 and 2-19-10.

REMUNERATION OF EXECUTIVE OFFICERS

(a) Named Executive Officers

The following table sets forth the names and ages of all executive officers of the Company as of December 31, 2009; all positions by such persons; term of office and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an officer:

Name of Officer	Age	Position	Term of Office	Period of Service
T. L. Kirchner	61	President/CEO	3 Years	02/10/84- Present
Jon Correio	42	Vice President, Finance & Administration/ Sec/Treas	3 Years	02/9/01- Present

Information concerning the compensation of the Company’s principal executive officer and principal financial officer, as well as any other compensated employees of the Registrant's whose total compensation exceeded $100,000 during 2009 and 2008 is provided in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-qualified Deferred Compensation Earnings($) (h)	All Other Compen-sation ($)(3)(4) (i)	Total ($) (j)
T.L. Kirchner, President/ CEO	2009	$144,000	-	-	$405	-	-	$23,883	$168,288
	2008	$159,166	$11,770	-	$975	-	-	$22,423	$194,334
Jon Correio, Vice President, Finance	2009	$67,500	-	-	$405	-	-	$17,994	$85,899
	2008	$75,000	$5,968	-	$975	-	-	$18,797	$100,740
D. Brent Strecker, Vice President, Engineering	2008	$75,000	$5,968	-	$585	-	-	$19,885	$101,438

(1) Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus

(2) Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 8 of the Notes to the Consolidated Financial Statements in the 2009 Form 10-K.

                       (3) All Other Compensation consists of premiums paid for Group Health Insurance, Key Man Insurance, Accrued Vacation Pay and Company paid 401(k) matching amounts.

(4) Amounts do not reflect proceeds of $0.02 per share cash distribution received by T.L. Kirchner during 2008 totaling $8,070. Receipt of cash distribution was based solely on capacity as a shareholder.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2009 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (4)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
T.L. Kirchner	25,000	12.8%	0.31	2/19/2012
Jon Correio	25,000	12.8%	0.31	2/19/2012

(5) This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2009 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
T.L. Kirchner, President/CEO	25,000	0	0	$0.31	2/19/12	0	0	0	0
	25,000	0	0	$0.81	2/21/11	0	0	0	0
	25,000	0	0	$0.68	2/15/10	0	0	0	0
Jon Correio, Vice President, Finance	25,000	0	0	$0.31	2/19/12	0	0	0	0
	25,000	0	0	$0.81	2/21/11	0	0	0	0
	25,000	0	0	$0.68	2/15/10	0	0	0	0

The Corporation does not currently have a Long-Term Incentive Plan ("LTIP").

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2009 the Board of Directors held two meetings on February 19, 2009, and June 4, 2009. The Audit Committee held a meeting on February 19, 2009. All directors attended the meetings either physically or via teleconference.

Code of Ethics

On June 2, 2005, the Company's Board of Directors adopted a Code of Ethics for the Company.

COMMITTEES

There is no Compensation or Nominating Committee. The Board has established an Audit Committee. The Audit Committee of the Board of Directors as of December 31, 2009 is comprised of Michael Brown (Chairman), Robert Southworth, Melvin Brown and John Schooley and it operates under a written charter adopted by the Board, a copy of which is included in the proxy statement as Appendix I. Michael Brown and Melvin Brown are considered to be non-independent members of the Audit Committee, however their serving on the Audit Committee was deemed by the Board to be in the best interest of the Corporation due to their experience and familiarity with the Corporation. The Board of Directors has determined that none of the audit committee members can be classified as an "audit committee financial expert" as defined by the Securities and Exchange Act. The Board of Directors does not contain a member that can be classified as an "audit committee financial expert" under the referenced definition. The Board of Directors believes that attracting and retaining at least one audit committee member that could be classified as an "audit committee financial expert" is unlikely due to the high cost of such Director candidates.

The Audit Committee’s report for the Financial Statements for the year ended December 31, 2009 is attached to this proxy statement as Appendix II. The Sarbanes-Oxley Act of 2002 added a number of provisions to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Corporation’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters.

The Board of Directors had an Employee/Director Stock Option Committee consisting of Tom Kirchner and Jon Correio. The committee existed for the sole purpose of recommending the recipients and amounts of the Company awarded stock options during 2009.

RELATED PARTY TRANSACTIONS

During 2009, the Company contracted for services from Manufacturing Services, Inc. in the amount of $49,716. Manufacturing Services, Inc. is owned and operated by Michael S. Brown. Mr. Brown, and the former owner of Manufacturing Services, Inc, Melvin H. Brown, are both currently Directors of Electronic Systems Technology, Inc. Management believes all prices for services, provided by Manufacturing Services, Inc., were as favorable as could be obtained from comparable manufacturing services companies.

COMPENSATION OF DIRECTORS

Compensation to outside directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors’ duties associated with the Company's business. Directors with no less than three years continuous tenure are eligible for stock option awards, as governed by the Company stock option plan. There is currently no other compensation arrangements for the Company’s directors. (See "Security Ownership of Certain Beneficial Owners and Management" for Stock Options granted in previous years.) The information specified concerning items of Director Compensation for the fiscal year ended December 31, 2009 is provided in the following Director Compensation Table:

DIRECTOR COMPENSATION
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Melvin Brown	$0	$0	$405	$0	$0	$0	$405
Michael Brown	$0	$0	$0	$0	$0	$0	$0
John Schooley	$0	$0	$405	$0	$0	$914	$1,319
Robert Southworth	$0	$0	$405	$0	$0	$594	$999

(1) Compensation information for Tom Kirchner, President and CEO, and Jon Correio, Vice President, Finance & Administration is contained in the Executive Compensation Summary Compensation Table.

(2) Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 8 of the Notes to the Consolidated Financial Statements in the Form 10-K.

(3) Amounts represent reimbursement of out-of-pocket expenses related to directors’ duties associated with the Company's business (ie. travel expenses for attending Company Director’s Meetings).

AUDIT AND NON-AUDIT FEES

During the year ended December 31, 2009, the Company paid Moe O’Shaughnessy & Associates, P.S., in the amount of $41,874 for audit and non-audit professional services. The Company incurred no fees for financial information systems design and implementation during 2009.

The following table presents fees billed to us during 2009 and 2008, for professional services provided by Moe O'Shaughnessy & Associates P.S.

	2009	2008
Audit fees (1)	$40,274	$45,890
Audit-related fees (2)	-	-
Tax fees (3)	1,600	1,700
All other fees (4)	-	-
Total Fees	$41,874	$47,590

(1) Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s financial statements and reviews of our quarterly financial statements.

(2) Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3) Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.

(4) All other fees consist of fees billed for products and services other than the services reported above.

Our Audit Committee reviewed the audit and tax services rendered by Moe O'Shaughnessy & Associates P.S. and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by our independent accountants are pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us. We do not use Moe O’Shaughnessy & Associates P.S. for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally. We do not engage Moe O’Shaughnessy & Associates P.S. to provide compliance outsourcing services.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires that the Company’s directors, executive officers, and the holders of 10% or more of the Company’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and stockholders holding more than 10% of the Company’s common stock are required by the Regulation to furnish the Company with copies of all Section 16(a) forms they have filed.

During the year ended December 31, 2009, to the knowledge of Management, there was no director, officer, or beneficial owner of more than 10% any class of equity securities of the registrant who failed to file on a timely basis the required disclosure form as required by Section 16(a) of the Securities and Exchange Act of 1934.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 3, 2011. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 21, 2011. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to Jon Correio, Secretary, Electronic Systems Technology, Inc., 415 North Quay Street, Building B1, Kennewick, Washington 99336.

NOTICE AND ACCESS INFORMATION

This notice of meeting and proxy statement information is available electronically pursuant to Securities and Exchange Commission Notice and Access requirements. The notice of meeting and proxy statement can be found at the following website: http://www.esteem.com/about/corporate-information.html.

FORM 10-K

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation. The Form 10-K is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.

By Order of the Board of Directors

/s/ T.L. KIRCHNER

T.L. Kirchner
President
May 3, 2010

APPENDIX I – AUDIT COMMITTEE CHARTER

ELECTRONIC SYSTEMS TECHNOLOGY INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Electronic Systems Technology, Inc. has established an audit committee with authority, responsibility and specific duties as described below.

Composition:

The committee shall be comprised of not less than three directors, two of which who are independent of both management and operating executives. A third, non-independent director, may serve on the committee, if the Board of Directors deems the non-independent director’s experience and expertise serves the best interest of the committee. One of the members shall be appointed committee chairperson by the chairperson of the Board of Directors. Such appointment will be for a one-year term and will be ratified by the full board.

Authority:

The audit committee may be requested by the Board of Directors to investigate any activity of the company. All employees are directed to cooperate as requested by members of the committee. The committee is empowered to retain persons having special competence as necessary to assist the committee in fulfilling responsibility.

Responsibility:

The audit committee is to serve as a focal point for communication between non-committee directors, the independent accountants, internal accounting department and Electronic Systems Technology’s management, as their duties relate to financial accounting, reporting and controls. The audit committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining accounting policies and reporting practices of Electronic Systems Technology and the sufficiency of auditing relative thereto. It is to be the Board of Directors’ principal agent in ensuring the independence of the corporation’s independent accountants, the integrity of management and adequacy of disclosures to stockholders. However, opportunity for the independent accountants to meet with the entire board of directors, as needed shall not to be restricted.

Meetings:

The audit committee is to meet at least two times per year, and as many times as is deemed necessary by the committee.

Attendance:

Members of the audit committee should be present at all meetings, in person, or via alternative electronic methods, as the Board of Directors has approved. As needed, the committee chairperson may request that members of management, the manager of finance and administration and representative of the independent accountants be present at meetings of the committee.

Minutes:

Minutes of each meeting are to be prepared and sent to committee members and presented to Electronic Systems Technology’s directors who are not members of the committee. Copies are to be provided to the manager of finance and administration.

Specific Duties:

The audit committee is to:

(1) Inform the independent accountants and management that the independent accountants and the committee may communicate with each other at all times; and the committee chairperson may call a meeting whenever deemed necessary.

(2) Review with Electronic Systems Technology’s management, independent accountants and manager of finance and administration, the company’s policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

(3) Have familiarity through the individual efforts of its members, with the accounting and reporting principles and practices applied by Electronic Systems Technology in preparing its financial statements. Further, the committee is to make or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

(4) Review the adequacy and scope of annual internal audit plans with the manager of finance and administration.

(5) Review, prior to the annual audit, the scope and general extent of the independent accountant’s audit examinations including their engagement letter. The auditor’s fees are to be arranged with management and annually summarized for committee review. The committee’s review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including

    Industry and business risk characteristics of the company
    External reporting requirements
    Materiality of Electronic Systems Technology’s activities
    Quality of internal accounting controls
    Extent of involvement of the internal accounting department in the audit examination
    Other areas to be covered during the audit engagement.

(6) Review with management the extent of non-audit services planned to be provided by the independent accountants, in relation to the objectivity needed in the audit.

(7) Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass

    Electronic Systems Technology’s financial statements and disclosures required by generally accepted accounting principles,
    Significant transactions not a normal part of the company’s operations,
    Changes if any, during the year in the company’s accounting principles or their application,
    Significant adjustment proposed by the independent accountant.

(8) Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Also, to elicit the comments of management regarding the responsiveness of the independent accountants to Electronic Systems Technology’s needs. To inquire of the independent accountants, whether there have been any disagreements with management, which if not satisfactorily resolved would have caused them, issue a non-standard report on the company’s financial statements.

(9) Discuss with the independent accountants the quality of the company’s financial and accounting personnel, and any relevant recommendations, which the independent accountants may have regarding "material weaknesses" or reportable conditions. Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review written responses of management to the letter of comments and recommendations from the independent accountants.

(10) Discuss with Electronic Systems Technology management the scope and quality of internal accounting and financial reporting controls in effect.

(11) Apprise the Board of Directors through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

(12) Recommend to the Board of Directors any appropriate extensions or changes in the duties of the committee.

(13) Recommend to the Board of Directors the retention or replacement of the independent accountants.

APPENDIX II – AUDIT COMMITTEE REPORT

Report of the Audit Committee

February 19, 2010

Board of Directors
Electronic Systems Technology, Inc.

The ultimate responsibility for good corporate governance rests with our Board, whose primary role is providing oversight, counseling, and direction to EST’s management in the best long-term interests of the Company and its stockholders.

The Audit Committee oversees Electronic Systems Technology, Inc.’s accounting and financial reporting processes, audits of EST’s annual financial statements and internal control over financial reporting.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of EST’s financial reporting, internal controls, and audit functions. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing and independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2009.

The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of EST’s internal control over financial reporting as of December 31, 2009, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. The Audit Committee has also reviewed and discussed with Moe O’Shaughnessy & Associates, P.S., management’s assessment of internal control over financial reporting, and its review and report on EST’s internal control over financial reporting.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2009:
Reviewed and discussed the audited financial statements for the year ended December 31, 2009 with Management.
Discussed with Moe O’Shaughnessy & Associates, P.S. matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.
Discussed with, and received written disclosures and a letter from Moe O’Shaughnessy & Associates, P.S. relating to their independence, as required by Public Company Oversight Board (PCAOB) Rules 3520 and 3526.

In reliance on these reviews and discussions, and the reports of Moe O’Shaughnessy & Associates, P.S. Based on the above, the Audit Committee recommends the inclusion of the audited financial statements in EST’s Annual Report on Form 10-K for the year ended December 31, 2009.

Respectfully submitted,

Electronic Systems Technology, Inc Audit Committee

Michael Brown, Chairman
Melvin Brown
John Schooley
Robert Southworth

(FORM OF PROXY CARD)
(FRONT OF PROXY CARD)

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

(509) 735-9092 - 415 N. QUAY STREET, Bldg B1 - KENNEWICK, WASHINGTON 99336

(PROXY GRAPHIC)

The undersigned hereby revokes all previous proxies for his stock and appoints Tom L. Kirchner, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at Red Lion Hotel at Columbia Center, Kennewick, Washington on June 4, 2010 at 3:00 p.m. Pacific time, including any adjournments thereof.

2. To ratify Moe O’Shaughnessy & Associates, P.S. as independent auditors and tax service provider for the Corporation for the fiscal year ending December 31, 2010.
1.Election of Director			For	Against	Abstain
John Schooley
For	Against	Abstain	3. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.
			For	Against	Abstain
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.			(To be signed on the other side.)

(BACK OF PROXY CARD)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

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